                        ANNUAL REPORT / DECEMBER 31 1999

                              AIM ADVISOR FLEX FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

             THE CIRCUS BY GEORGES PIERRE SEURAT, 1859-1891, FRENCH

   ONE OF FRENCH ARTIST GEORGES SEURAT'S MOST FAMOUS PAINTINGS, "THE CIRCUS"

  FEATURES A GRACEFUL RIDER BALANCING ON THE BACK OF A WHITE HORSE. WHILE THE

 MOOD OF THE PAINTING IS CAREFREE, THE WORK WAS PAINSTAKINGLY EXECUTED. SEURAT

 PIONEERED A TECHNIQUE CALLED POINTILLISM USING TINY BRUSHSTROKES OF CONTRAST-

   ING COLORS. SEURAT PLANNED HIS PAINTINGS TO THE LAST DETAIL AND CAREFULLY

   PLACED EACH DOT, MUCH THE SAME WAY A FUND MANAGER CHOOSES THE INVESTMENTS

 FOR A PORTFOLIO. VIEWED AS A WHOLE, THE POINTS FORM A HARMONIOUS COMPOSITION.

                     -------------------------------------

AIM Advisor Flex Fund is for shareholders who seek to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations. The fund invests in a combination of equity securities and fixed- and variable-income securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Flex Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o During the fiscal year ended 12/31/99, the fund paid distributions of $2.2705 per Class A share, $2.1185 per Class B share and $2.1185 per Class C share.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Government/Corporate Bond Index is generally considered representative of intermediate and long-term government and investment-grade debt securities.
o The unmanaged Lipper Flexible Portfolio Index represents an average of the performance of the 30 largest funds in the flexible portfolio fund category tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is generally considered representative of the stock market in general.
o An investment cannot be made in any index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM ADVISOR FLEX FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on January 1, 1999, would have seen a market
     THE FUND       dominated by large-capitalization stocks and high-quality
   APPEARS HERE]    bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
   Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------



                              AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM ADVISOR FLEX FUND FACES
CHALLENGING YEAR

HOW DID AIM ADVISOR FLEX FUND PERFORM OVER THE FISCAL YEAR?
The narrow equity market combined with a bear bond market led to disappointing performance for AIM Advisor Flex Fund.
    For the fiscal year ended December 31, 1999, the fund had total returns of -0.85% for Class A shares, -1.50% for Class B shares and -1.56% for Class C shares. (These returns are at net asset value, which does not include sales charges.) However, the fund's long-term performance remains solid as shown on the chart on page 4.

WHAT WAS THE EQUITY MARKET LIKE DURING 1999?
1999 was a year in which many of the trends of 1998 reversed themselves. In 1998, the world was in the midst of a global economic crisis. In a flight to safety, investors turned to relatively safe vehicles like U.S. Treasuries and corporate bonds. As economies improved throughout the world in 1999, investors pulled their money from bonds and invested in securities that offered the most growth potential: technology stocks.
    The ensuing bull market in technology dominated the equity scene throughout the year. Every major index in the United States, as well as markets across Europe, Asia and Latin America, hit new highs at year-end. But this tide did not lift all boats. In fact, at the end of 1999, a third of New York Stock Exchange and over-the-counter stocks were off 20% or more from their previous 12-month highs. Among the S&P 500 stocks, 256 declined, 241 rose and three were unchanged.
    Stocks with no ties to technology faced a volatile year as investors worried about inflation and interest rates. In June and August, the Federal Reserve Board (the Fed) raised rates in two quarter-point moves. The Fed chose to leave rates unchanged in October but increased them by another quarter-point in November. In December, a Fed decision to leave rates unchanged sparked a market rally.

HOW DID THE BOND MARKET PERFORM?
This past year has been a challenging period for bond investors. Throughout 1999, downward pressure on bond prices came

[GRAPHIC]

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

========================================================================================
TOP 10 INDUSTRIES                              TOP 10 EQUITY HOLDINGS
----------------------------------------------------------------------------------------
  1. U.S. Government Securities      9.39%      1. Morgan Stanley Dean Witter      1.73%
                                                   & Co.
  2. Manufacturing (Diversified)     4.89       2. Repsol S.A.-ADR (Spain)         1.68
  3. Banks (Major Regional)          4.31       3. Computer Associates             1.57
                                                   International, Inc.
  4. Real Estate Investment Trusts   4.00       4. AT&T Corp.                      1.54
  5. Insurance                       3.87       5. MGIC Investment Corp.           1.37
     (Property and Casualty)
  6. Telephone                       3.49       6. Merck & Co. Inc.                1.32
  7. Computers (Hardware)            3.38       7. Hewlett-Packard Co.             1.21
  8. Electric Companies              3.20       8. Telefonos de Mexico S.A.-ADR    1.19
                                                   (Mexico)
  9. Oil (International Integrated)  2.87       9. Exxon Mobil Corp.               1.19
 10. Financial (Diversified)         2.78      10. Marsh & McLennan Cos. Inc.      1.16

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================

PERCENTAGE OF HOLDINGS

================================================================================
[PIE CHART]

U.S. GOVERNMENT 9%

CORPORATE NOTES 13%

COMMON STOCKS 78%

NUMBER OF HOLDINGS: 175
================================================================================

                     -------------------------------------

                              WE INTEND TO REMAIN

                          INVESTED IN CORPORATE BONDS

                            AND MORTGAGE SECURITIES

                            TO CAPTURE AS MUCH YIELD

                              AS POSSIBLE WITHOUT

                            COMPROMISING ON QUALITY

                             AIM ADVISOR FLEX FUND

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


from the U.S. economy's continued strong growth, improving global economies, rising long-term interest rates and inflation fears. These factors contributed to a market environment in which investors favored stocks over bonds. The ensuing sell-off produced the worst calendar-year performance for bonds since 1994.
    The Lehman Government/Corporate Bond Index, for example, returned -2.15% in 1999. The bellwether 30-year Treasury bond itself had the worst performance since the Treasury began selling the security in 1977.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We maintained a high concentration in stocks relative to bonds. Our asset allocation as of December 31, 1999, was 78% stocks and 22% government and corporate bonds.
    But even with this focus on equities, the narrowness of the stock market hurt the fund. The best-performing sector of the market was technology, and the fund was substantially underweight in this area relative to the S&P 500. The fund also had a higher weighting in financials than the index, and many of these stocks were hurt by the same inflation fears that plagued bonds.
    In the fixed-income portion of the fund, we were overweight in corporate bonds and mortgages compared to the Lehman Government/Corporate Index. This helped fund performance, as corporate bonds fared much better than U.S. Treasuries, especially in the fourth quarter of 1999. Since the last fund report on June 30, 1999, we reduced our U.S. government securities from 17.08% to 9.39%, and increased corporate bond holdings from 11.88% to 12.97%. Mortgage-backed securities also increased from 3.01% to 4.71% over the past six months.

WHY WAS THE FUND UNDERWEIGHT IN TECHNOLOGY STOCKS?
On the equity side of the portfolio, we use a value investment discipline to determine which stocks to buy. This discipline requires us to evaluate each company's historical profitability relative to its current stock price. In 1999, many technology stocks seemed greatly overvalued and did not meet our criteria for inclusion in the portfolio.
    We have been reducing some of our tech holdings to keep the fund within its value-oriented parameters. At the same time, we have found some buying opportunities in this sector, including Computer Associates International, an independent software company, and Hewlett-Packard, one of the world's leading computer hardware makers.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
Looking into 2000, many analysts believe that the Fed will need to raise interest rates at least once--if not more--to slow economic growth to a more sustainable pace. The expectation of rising interest rates could keep the markets volatile for the near term. We plan to maintain our investment discipline, looking for stocks that are selling at a discount.
    Despite interest-rate concerns, we see a few positive signs in the fixed-income market. The United States posted its second consecutive budget surplus for fiscal 1999. This will enable the Treasury to continue reducing the amount of debt it auctions, leading to a demand for Treasury securities and a possible rally. We could also see strength in the corporate bond and mortgage markets. We intend to remain invested in corporate bonds and mortgage securities to capture as much yield as possible without compromising on quality.

[GRAPHIC]

TOP 10 FIXED-INCOME HOLDINGS

===============================================================================
                                                         % OF NET
                                COUPON        MATURITY    ASSETS
-------------------------------------------------------------------------------
  1. U.S. Treasury Bond         7.625%        2/15/2025      1.34%
  2. U.S. Treasury Bond         7.250         8/15/2022      1.28
  3. FHLMC                      6.000          1/1/2029      1.08
  4. Federal Home Loan Bank     5.500         7/14/2000      1.06
  5. Wal-Mart Stores, Inc.      6.550         8/10/2004      0.82
  6. General Motors             5.500         1/14/2002      0.81
     Acceptance Co.
  7. Atlantic Richfield Co.     5.550         4/15/2003      0.77
  8. Wachovia Corp.             6.250          8/4/2008      0.77
  9. Masco Corp.                7.750          8/1/2029      0.75
 10. Bank of America Corp.      6.630         6/15/2004      0.74
===============================================================================

          See important fund and index disclosures inside front cover.

                              AIM ADVISOR FLEX FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

AIM ADVISOR FLEX FUND VS. BENCHMARK INDEXES

2/24/88-12/31/99

[GRAPH]

in thousands
================================================================================
                                                        LIPPER FLEXIBLE
              AIM ADVISOR FLEX                          PORTFOLIO FUND
              CLASS C SHARES       S&P 500              INDEX
--------------------------------------------------------------------------------
 2/24/88       10,000              10,000               10,000
12/31/88       10,357              10,690               10,324
12/31/89       12,143              14,071               12,104
12/31/90       11,941              13,634               12,217
12/31/91       14,901              17,779               15,510
12/31/92       16,053              19,131               16,388
12/31/93       17,736              21,055               18,474
12/31/94       17,850              21,332               17,980
12/31/95       22,723              29,339               22,223
12/31/96       25,816              36,070               25,357
12/31/97       31,919              48,100               29,983
12/31/98       35,881              61,856               34,935
12/31/99       35,320              74,867               38,367

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 2/24/88-12/31/99. (Data for the indexes is for the period 2/29/88-12/31/99.) It is important to understand the difference between your fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. It is important to note that the S&P 500 represents the stock market only, while a portion of AIM Advisor Flex Fund is invested in the bond market.
    An index of funds such as the Lipper Flexible Portfolio Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (12/31/96)                  9.76%

1 year                               -6.32*

* -0.85% excluding sales charges

CLASS B SHARES

Inception (3/3/98)                    1.22%

1 year                               -5.89*

* -1.50% excluding CDSC

CLASS C SHARES

Inception (2/24/88)                  11.23%

10 years                             11.27

5 years                              14.63

1 year                               -2.44*

* -1.56% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover. The performance of the fund's Class A and C shares will differ from that of Class A shares due to differing fees and expenses.

                              AIM ADVISOR FLEX FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-72.48%

AEROSPACE/DEFENSE-1.52%

Boeing Co. (The)                         65,000   $  2,701,562
--------------------------------------------------------------
Lockheed Martin Corp.                   150,000      3,281,250
--------------------------------------------------------------
Precision Castparts Corp.               154,500      4,055,625
--------------------------------------------------------------
                                                    10,038,437
--------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.37%

Archer-Daniels-Midland Co.              200,000      2,437,500
--------------------------------------------------------------

AIRLINES-0.71%

Southwest Airlines Co.                  288,525      4,670,498
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.56%

Cooper Tire & Rubber Co.                160,000      2,490,000
--------------------------------------------------------------
Genuine Parts Co.                       180,000      4,466,250
--------------------------------------------------------------
Snap-on, Inc.                           125,000      3,320,312
--------------------------------------------------------------
                                                    10,276,562
--------------------------------------------------------------

AUTOMOBILES-0.99%

Ford Motor Co.                          121,600      6,498,000
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.42%

Bank One Corp.                          185,000      5,931,562
--------------------------------------------------------------
FleetBoston Financial Corp.             100,000      3,481,250
--------------------------------------------------------------
National City Corp.                     275,000      6,514,062
--------------------------------------------------------------
                                                    15,926,874
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.04%

Bank of America Corp.                   150,000      7,528,125
--------------------------------------------------------------
First Union Corp.                       180,000      5,906,250
--------------------------------------------------------------
                                                    13,434,375
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.54%

Anheuser Busch Co., Inc.                 50,000      3,543,750
--------------------------------------------------------------

CHEMICALS-1.18%

Praxair, Inc.                            35,000      1,760,937
--------------------------------------------------------------
Dow Chemical Co. (The)                   45,000      6,013,125
--------------------------------------------------------------
                                                     7,774,062
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.43%

Great Lakes Chemical Corp.               75,000      2,864,062
--------------------------------------------------------------

COMPUTERS (HARDWARE)-3.38%

Compaq Computer Corp.                   250,000      6,765,625
--------------------------------------------------------------
Hewlett-Packard Co.                      70,000      7,975,625
--------------------------------------------------------------
International Business Machines
  Corp.                                  70,000      7,560,000
--------------------------------------------------------------
                                                    22,301,250
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-2.59%

Cadence Design Systems, Inc.(a)         125,000   $  3,000,000
--------------------------------------------------------------
Computer Associates International,
  Inc.                                  148,000     10,350,750
--------------------------------------------------------------
Compuware Corp.(a)                      100,000      3,725,000
--------------------------------------------------------------
                                                    17,075,750
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES &
  GIFTS)-0.36%

American Greetings Corp.-Class A        100,000      2,362,500
--------------------------------------------------------------

CONSUMER FINANCE-0.28%

Household International, Inc.            50,000      1,862,500
--------------------------------------------------------------

CONTAINERS (METAL & GLASS)-0.51%

Crown Cork & Seal Co., Inc.             150,000      3,356,250
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.86%

SUPERVALU, INC.                         285,000      5,700,000
--------------------------------------------------------------

ELECTRIC COMPANIES-2.64%

DTE Energy Co.                           75,000      2,353,125
--------------------------------------------------------------
Entergy Corp.                           255,000      6,566,250
--------------------------------------------------------------
GPU, Inc.                               200,000      5,987,500
--------------------------------------------------------------
Teco Energy, Inc.                       135,000      2,505,937
--------------------------------------------------------------
                                                    17,412,812
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.84%

Emerson Electric Co.                     50,000      2,868,750
--------------------------------------------------------------
General Electric Co.                     35,000      5,416,250
--------------------------------------------------------------
Rockwell International Corp.             80,000      3,830,000
--------------------------------------------------------------
                                                    12,115,000
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.43%

W.W. Grainger, Inc.                      60,000      2,868,750
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.32%

Raytheon Co.-Class A                     85,000      2,109,062
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.44%

Intel Corp.                              35,000      2,880,937
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.78%

American General Corp.                   90,000      6,828,750
--------------------------------------------------------------
Fannie Mae                               40,000      2,497,500
--------------------------------------------------------------
MGIC Investment Corp.                   150,000      9,028,125
--------------------------------------------------------------
                                                    18,354,375
--------------------------------------------------------------

FOODS-0.75%

Sara Lee Corp.                          100,000      2,206,250
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FOODS-(CONTINUED)

H.J. Heinz Co.                           69,000   $  2,747,063
--------------------------------------------------------------
                                                     4,953,313
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.96%

Abbott Laboratories                     204,500      7,425,906
--------------------------------------------------------------
American Home Products Corp.            100,000      3,943,750
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 24,000      1,540,500
--------------------------------------------------------------
                                                    12,910,156
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.67%

Mylan Laboratories, Inc.                175,000      4,407,813
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-2.51%

Lilly (Eli) & Co.                        50,000      3,325,000
--------------------------------------------------------------
Merck & Co., Inc.                       130,000      8,718,125
--------------------------------------------------------------
Schering-Plough Corp.                   107,200      4,522,500
--------------------------------------------------------------
                                                    16,565,625
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.78%

Columbia/HCA Healthcare Corp.           175,000      5,129,688
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.37%

Quintiles Transnational Corp.(a)        130,000      2,429,375
--------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES-0.74%

Whirlpool Corp.                          75,000      4,879,688
--------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.49%

Kimberly-Clark Corp.                     50,000      3,262,500
--------------------------------------------------------------

HOUSEWARES-0.25%

Fortune Brands, Inc.                     50,000      1,653,125
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.35%

Torchmark Corp.                          80,000      2,325,000
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.74%

Loews Corp.                              80,000      4,855,000
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-3.55%

Allstate Corp. (The)                    230,000      5,520,000
--------------------------------------------------------------
Ohio Casualty Corp.                     350,000      5,621,875
--------------------------------------------------------------
Old Republic International Corp.        200,000      2,725,000
--------------------------------------------------------------
SAFECO Corp.                            140,000      3,482,500
--------------------------------------------------------------
St. Paul Co., Inc. (The)                180,000      6,063,750
--------------------------------------------------------------
                                                    23,413,125
--------------------------------------------------------------

INSURANCE BROKERS-1.16%

Marsh & McLennan Cos. Inc.               80,000      7,655,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
INVESTMENT BANKING/BROKERAGE-1.73%

Morgan Stanley Dean Witter & Co.         80,000   $ 11,420,000
--------------------------------------------------------------

IRON & STEEL-0.96%

Nucor Corp.                             115,000      6,303,438
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.20%

Mattel, Inc.                            100,000      1,312,500
--------------------------------------------------------------

LODGING-HOTELS-0.08%

Host Marriott Corp.                      62,000        511,500
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.93%

Caterpillar, Inc.                       100,000      4,706,250
--------------------------------------------------------------
Deere & Co.                              90,000      3,903,750
--------------------------------------------------------------
Dover Corp.                              90,000      4,083,750
--------------------------------------------------------------
                                                    12,693,750
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.34%

Illinois Tool Works, Inc.                74,000      4,999,625
--------------------------------------------------------------
Minnesota Mining and Manufacturing Co.   35,000      3,425,625
--------------------------------------------------------------
National Service Industries, Inc.       100,000      2,950,000
--------------------------------------------------------------
United Technologies Corp.                50,000      3,250,000
--------------------------------------------------------------
Johnson Controls, Inc.                   90,000      5,118,750
--------------------------------------------------------------
Textron, Inc.                            30,000      2,300,625
--------------------------------------------------------------
                                                    22,044,625
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.91%

Federal Signal Corp.                    160,000      2,570,000
--------------------------------------------------------------
York International Corp.                124,600      3,418,713
--------------------------------------------------------------
                                                     5,988,713
--------------------------------------------------------------

METALS MINING-0.71%

Phelps Dodge Corp.                       70,000      4,698,750
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.36%

Phillips Petroleum Co.                   50,000      2,350,000
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.19%

Exxon Mobil Corp.                        97,400      7,846,788
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.46%

Westvaco Corp.                           93,400      3,047,175
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.95%

IKON Office Solutions, Inc.             340,000      2,316,250
--------------------------------------------------------------
Xerox Corp.                             175,000      3,970,313
--------------------------------------------------------------
                                                     6,286,563
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.87%

Gannett Co., Inc.                        70,000      5,709,375
--------------------------------------------------------------

RAILROADS-0.52%

CSX Corp.                               110,000      3,451,250
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS-4.00%

Arden Realty Group, Inc.                 75,200   $  1,508,700
--------------------------------------------------------------
Avalonbay Communities, Inc.              59,100      2,027,869
--------------------------------------------------------------
Beacon Capital                           60,000        720,000
--------------------------------------------------------------
Beacon Capital Voting Trust               2,705        254,543
--------------------------------------------------------------
CarrAmerica Realty Corp.                 57,300      1,210,463
--------------------------------------------------------------
CBL & Associates Properties, Inc.        39,800        820,875
--------------------------------------------------------------
Charles E. Smith Residential
  Realty, Inc.                           21,800        771,175
--------------------------------------------------------------
Duke-Weeks Realty Corp.                  60,000      1,170,000
--------------------------------------------------------------
Equity Office Properties Trust           90,979      2,240,358
--------------------------------------------------------------
Equity Residential Properties Trust      55,100      2,352,081
--------------------------------------------------------------
First Industrial Realty Trust, Inc.      41,500      1,138,656
--------------------------------------------------------------
Highwoods Properties, Inc.               46,800      1,088,100
--------------------------------------------------------------
Hospitality Properties Trust             45,700        871,156
--------------------------------------------------------------
Kimco Realty Corp.                       34,200      1,158,525
--------------------------------------------------------------
Liberty Property Trust                   67,500      1,636,875
--------------------------------------------------------------
New Plan Excel Realty Trust              35,060        554,386
--------------------------------------------------------------
Prentiss Properties Trust                85,100      1,787,100
--------------------------------------------------------------
Public Storage, Inc.                     95,400      2,164,388
--------------------------------------------------------------
Simon Property Group, Inc.               73,500      1,685,906
--------------------------------------------------------------
Vornado Realty Trust                     36,700      1,192,750
--------------------------------------------------------------
                                                    26,353,906
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.07%

Lowe's Cos., Inc.                        50,000      2,987,500
--------------------------------------------------------------
Sherwin-Williams Co.                    195,000      4,095,000
--------------------------------------------------------------
                                                     7,082,500
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.04%

Dillards, Inc.-Class A                  190,000      3,835,625
--------------------------------------------------------------
J.C. Penney Co., Inc.                   150,000      2,990,625
--------------------------------------------------------------
                                                     6,826,250
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.68%

Rite Aid Corp.                          400,000      4,475,000
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.37%

Albertson's, Inc.                        75,000      2,418,750
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.25%

Office Depot, Inc.(a)                   150,000      1,640,625
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.45%

First Data Corp.                         60,000      2,958,750
--------------------------------------------------------------

SPECIALTY PRINTING-0.77%

Deluxe Corp.                            183,900      5,045,756
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.54%

AT&T Corp.                              200,000     10,150,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELEPHONE-2.29%

Bell Atlantic Corp.                      80,000   $  4,925,000
--------------------------------------------------------------
SBC Communications, Inc.                150,000      7,312,500
--------------------------------------------------------------
US West, Inc.                            40,000      2,880,000
--------------------------------------------------------------
                                                    15,117,500
--------------------------------------------------------------

TEXTILES (APPAREL)-1.45%

Liz Claiborne, Inc.                     135,000      5,079,375
--------------------------------------------------------------
VF Corp.                                150,000      4,500,000
--------------------------------------------------------------
                                                     9,579,375
--------------------------------------------------------------

TEXTILES (SPECIALTY)-0.37%

Unifi, Inc.(a)                          200,000      2,462,500
--------------------------------------------------------------

TOBACCO-0.79%

Philip Morris Cos. Inc.                 225,000      5,217,188
--------------------------------------------------------------

WASTE MANAGEMENT-0.69%

Waste Management, Inc.                  265,000      4,554,688
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $392,397,411)                          477,849,929
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-5.17%

MEXICO-1.19%

Telefonos de Mexico S.A.-ADR
  (Telephone)                            70,000      7,875,000
--------------------------------------------------------------

NETHERLANDS-0.75%

Unilever N.V.-ADR (Foods)                90,249      4,912,930
--------------------------------------------------------------

NORWAY-0.88%

Norsk Hydro A.S.A.-ADR
  (Manufacturing- Diversified)          135,000      5,771,250
--------------------------------------------------------------

SPAIN-1.68%

Repsol S.A.-ADR (Oil-International
  Integrated)                           475,000     11,043,750
--------------------------------------------------------------

UNITED KINGDOM-0.67%

Hanson PLC-ADR
  (Manufacturing-Diversified)           110,000      4,448,125
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $18,887,089)                                  34,051,055
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
CORPORATE BONDS & NOTES-12.97%

AUTOMOBILES-1.25%

Ford Motor Co., Unsec. Bonds,
  6.50%, 08/01/18                    $3,250,000      2,877,582
--------------------------------------------------------------
General Motors Acceptance Corp.,
  Unsec. Bonds, 5.50%, 01/14/02       5,500,000      5,344,845
--------------------------------------------------------------
                                                     8,222,427
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.89%

Bank of America Corp., Notes,
  6.63%, 06/15/04                     5,000,000      4,890,750
--------------------------------------------------------------
National City Corp., Sub. Notes,
  7.20%, 05/15/05                     1,000,000        989,810
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
BANKS (MAJOR REGIONAL)-(CONTINUED)

Nationsbank Corp., Sr. Notes,
  5.38%, 04/15/00                    $1,550,000   $  1,546,776
--------------------------------------------------------------
Wachovia Corp., Unsec. Sub. Notes,
  6.25%, 08/04/08                     5,500,000      5,069,240
--------------------------------------------------------------
                                                    12,496,576
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.73%

Anheuser-Busch Cos. Inc., Unsec.
  Notes, 5.38%, 09/15/08              5,500,000      4,828,890
--------------------------------------------------------------

BUILDING MATERIALS-0.75%

Masco Corp., Unsec. Deb., 7.75%,
  08/01/29                            5,000,000      4,938,150
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.31%

Diageo Capital PLC, Unsec. Gtd.
  Notes, 6.63%, 06/24/04              4,000,000      3,917,864
--------------------------------------------------------------
Motorola, Inc., Notes, 6.50%,
  03/01/08                            5,000,000      4,738,300
--------------------------------------------------------------
                                                     8,656,164
--------------------------------------------------------------

CONSUMER FINANCE-1.33%

Beneficial Corp., Medium Term
  Series I Notes, 6.63%, 09/27/04     3,000,000      2,871,870
--------------------------------------------------------------
Commercial Credit Co., Unsec.
  Notes, 5.55%, 02/15/01              3,000,000      2,959,470
--------------------------------------------------------------
Ford Motor Credit Co., Sr. Unsec.
  Notes, 5.13%, 10/15/01              3,000,000      2,909,931
--------------------------------------------------------------
                                                     8,741,271
--------------------------------------------------------------

ELECTRIC COMPANIES-0.56%

Penn Power & Lighting, First
  Mortgage Notes, 6.55%, 03/01/06     3,900,000      3,715,296
--------------------------------------------------------------

FOODS-0.67%

Bestfoods, Notes, 6.63%, 04/15/28     5,000,000      4,399,100
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.28%

Guidant Corp., Notes, 6.15%,
  02/15/06                            2,000,000      1,837,080
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.32%

Travelers Property Casualty Corp.,
  Sr. Unsec. Notes, 6.75%, 11/15/06   2,200,000      2,110,218
--------------------------------------------------------------

INSURANCE BROKERS-0.74%

Marsh & McLennan Cos. Inc., Sr.
  Unsec. Notes, 6.63%, 06/15/04       5,000,000      4,886,100
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.77%

Atlantic Richfield Co., Notes,
  5.55%, 04/15/03                     5,300,000      5,082,594
--------------------------------------------------------------

RAILROADS-0.68%

Norfolk Southern Corp., Sr. Unsec.
  Notes, 6.20%, 04/15/09              5,000,000      4,504,670
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.45%

Sherwin-Williams Co., Notes, 6.50%,
  02/01/02                            3,000,000      2,964,630
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
RETAIL (DISCOUNTERS)-0.82%

Wal-Mart Stores, Inc., Sr. Unsec.
  Notes, 6.55%, 08/10/04             $5,500,000   $  5,402,485
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.42%

AT&T Corp., Notes, 6.50%, 03/15/29    3,200,000      2,750,624
--------------------------------------------------------------
    Total Corporate Bonds & Notes
      (Cost $89,114,354)                            85,536,275
--------------------------------------------------------------

ASSET-BACKED SECURITIES-0.36%

SERVICES (COMMERCIAL & CONSUMER)-0.36%

Discover Card Master Trust I,
  Series. 1998-7 A, 5.60%, 05/16/06
  (Cost $2,523,340)                   2,500,000      2,382,813
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-6.00%

FEDERAL HOME LOAN BANK-1.29%

Debentures
  5.165%, 04/12/01                    1,000,000        984,310
--------------------------------------------------------------
Disc. Notes,
  1.50%, 01/03/00(b)                    529,000        528,956
--------------------------------------------------------------
Sr. Unsec. Unsub. Notes
  5.50%, 07/14/00                     7,000,000      6,978,510
--------------------------------------------------------------
                                                     8,491,776
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-2.55%

Pass Through Certificates
  6.50%, 07/01/01 to 05/01/29         5,382,998      5,136,553
--------------------------------------------------------------
  8.00%, 10/01/10                     1,007,527      1,028,303
--------------------------------------------------------------
  5.50%, 01/01/14                     3,791,232      3,528,196
--------------------------------------------------------------
  6.00%, 01/01/29                     7,762,978      7,122,532
--------------------------------------------------------------
                                                    16,815,584
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-1.57%

Pass Through Certificates
  8.50%, 03/01/10                       904,828        933,665
--------------------------------------------------------------
  6.50%, 06/01/11 to 05/01/26         5,030,402      4,823,878
--------------------------------------------------------------
  7.50%, 11/01/26 to 05/01/29         4,685,919      4,641,791
--------------------------------------------------------------
                                                    10,399,334
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-0.59%

Pass Through Certificates
  6.50%, 10/15/08                       711,791        696,437
--------------------------------------------------------------
  7.00%, 10/15/08                       728,732        724,403
--------------------------------------------------------------
  6.00%, 11/15/08                       852,885        815,298
--------------------------------------------------------------
  7.50%, 03/15/26                     1,651,987      1,640,621
--------------------------------------------------------------
                                                     3,876,759
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost $40,475,868)                 39,583,453
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. TREASURY SECURITIES-3.39%

U.S. TREASURY BONDS-2.81%

  9.25%, 02/15/16                    $1,000,000   $  1,234,120
--------------------------------------------------------------
  7.25%, 08/15/22                     8,000,000      8,428,160
--------------------------------------------------------------
  7.625%, 02/15/25                    8,000,000      8,862,640
--------------------------------------------------------------
                                                    18,524,920
--------------------------------------------------------------

U.S. TREASURY NOTES-0.58%

  6.25%, 02/15/03                     1,000,000        997,390
--------------------------------------------------------------
  9.375%, 02/15/06                    2,500,000      2,852,525
--------------------------------------------------------------
                                                     3,849,915
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $23,232,422)                            22,374,835
--------------------------------------------------------------
TOTAL INVESTMENTS-100.37% (Cost
  $566,630,484)                                    661,778,360
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.37%)                                    (2,466,184)
--------------------------------------------------------------
NET ASSETS-100.00%                                $659,312,176
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Deb.   - Debentures
Disc.  - Discount
Gtd.   - Guaranteed
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $566,630,484)                              $661,778,360
---------------------------------------------------------
Cash                                              710,099
---------------------------------------------------------
Receivables for:
  Capital stock sold                              173,662
---------------------------------------------------------
  Interest and dividends                        3,727,457
---------------------------------------------------------
Investment for deferred compensation plan          26,134
---------------------------------------------------------
Other assets                                       51,659
---------------------------------------------------------
    Total assets                              666,467,371
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                      4,910,428
---------------------------------------------------------
  Deferred compensation plan                       26,134
---------------------------------------------------------
Accrued advisory fees                             430,963
---------------------------------------------------------
Accrued distribution fees                       1,650,981
---------------------------------------------------------
Accrued transfer agent fees                        24,062
---------------------------------------------------------
Accrued operating expenses                        112,627
---------------------------------------------------------
    Total liabilities                           7,155,195
---------------------------------------------------------
Net assets applicable to shares outstanding  $659,312,176
---------------------------------------------------------

NET ASSETS:

Class A                                      $ 39,194,936
=========================================================
Class B                                      $ 10,075,882
=========================================================
Class C                                      $610,041,358
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   2,230,312
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     572,966
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                  34,692,912
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      17.57
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.57 divided
       by 94.50%)                            $      18.59
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      17.59
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      17.58
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                    $  13,196,366
---------------------------------------------------------
Dividends (net of $195,724 foreign
  withholding tax)                             12,609,266
---------------------------------------------------------
    Total investment income                    25,805,632
---------------------------------------------------------

EXPENSES:

Advisory fees                                   5,635,894
---------------------------------------------------------
Administrative services fees                       64,957
---------------------------------------------------------
Custodian fees                                     37,789
---------------------------------------------------------
Operating services fees                         1,606,380
---------------------------------------------------------
Distribution fees-Class A                         159,420
---------------------------------------------------------
Distribution fees-Class B                          91,305
---------------------------------------------------------
Distribution fees-Class C                       6,967,734
---------------------------------------------------------
Directors' fees and expenses                        8,750
---------------------------------------------------------
Transfer Agent fees-Class A                        17,905
---------------------------------------------------------
Transfer Agent fees-Class B                        10,056
---------------------------------------------------------
Transfer Agent fees-Class C                       184,755
---------------------------------------------------------
Other                                              87,966
---------------------------------------------------------
    Total expenses                             14,872,911
---------------------------------------------------------
Less: Fees waived by advisor                   (1,208,175)
---------------------------------------------------------
     Expenses paid indirectly                      (4,752)
---------------------------------------------------------
     Net expenses                              13,659,984
---------------------------------------------------------
Net investment income                          12,145,648
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                   98,684,082
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities    (110,583,574)
---------------------------------------------------------
    Net gain (loss) from investment
       securities                             (11,899,492)
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                $     246,156
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                  1999           1998
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $ 12,145,648   $  8,482,076
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities                  98,684,082     59,176,179
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                     (110,583,574)    11,782,197
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations           246,156     79,440,452
-----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                       (1,034,236)      (693,499)
-----------------------------------------------------------------------------------------
  Class B                                                         (160,013)       (14,661)
-----------------------------------------------------------------------------------------
  Class C                                                      (10,863,435)    (7,001,855)
-----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS ON
  INVESTMENT SECURITIES:

  Class A                                                       (3,757,847)    (3,877,358)
-----------------------------------------------------------------------------------------
  Class B                                                         (958,788)      (270,410)
-----------------------------------------------------------------------------------------
  Class C                                                      (58,115,071)   (56,203,971)
-----------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       (3,267,326)    21,305,857
-----------------------------------------------------------------------------------------
  Class B                                                        7,515,438      3,715,719
-----------------------------------------------------------------------------------------
  Class C                                                        9,573,755     55,402,752
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (60,821,367)    91,803,026
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          720,133,543    628,330,517
-----------------------------------------------------------------------------------------
  End of period                                               $659,312,176   $720,133,543
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $530,444,492   $510,018,210
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              952,680        938,111
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    32,767,128      3,445,772
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              95,147,876    205,731,450
-----------------------------------------------------------------------------------------
                                                              $659,312,176   $720,133,543
=========================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Flex Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.   Security Valuations -- A security listed or traded on an exchange
     (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $73,395, undistributed net realized gains decreased by $6,531,020 and paid-in capital increased by $6,604,415 as a result of differing book/tax treatment of paydowns, equalization credits and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared and paid quarterly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. The agreement provided that AIM pay all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1999, AIM was paid $443,754 under the agreement. As of June 1, 1998, AIM voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the year ended December 31, 1999, AIM voluntarily waived operating services fees in the amount of $1,162,626.
  Pursuant to an amended operating services agreement effective July 1, 1999, the Fund shall pay costs incurred for providing operating services, such as accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. Further, the Fund's operating expenses are limited to 0.45% of the Fund's average daily net assets.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a master administrative services agreement with AIM. Pursuant to a master administrative services agreement, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period July 1, 1999 though December 31, 1999, AIM was paid $64,957 for such services.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a transfer agency and service agreement with A I M Fund Services, Inc. ("AFS"). Pursuant to a transfer agency and service agreement, the Fund agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. For the period July 1, 1999 through December 31, 1999, AFS was paid $135,055 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $113,871, $91,305 and $6,967,734, respectively, as compensation under the Plans. During the year ended December 31, 1999, AIM Distributors waived fees of $45,549 for Class A shares.
  AIM Distributors received commissions of $22,488 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $133,285 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period July 1, 1999 through December 31, 1999, the Fund paid legal fees of $1,446 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $515 and $4,237, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,752 during the year ended December 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $405,990,945 and $436,537,739, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of investment securities    $150,129,444
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (55,056,781)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $ 95,072,663
==========================================================================
Cost of investments for tax purposes is $566,705,697.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   --------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
                                                              -----------   -------------   ----------   -------------
Sold:
  Class A                                                         647,940   $  13,033,761    1,076,842   $  22,390,887
----------------------------------------------------------------------------------------------------------------------
  Class B*                                                        289,189       5,853,184      175,059       3,648,126
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,933,740      79,330,393    5,318,582     109,967,149
----------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisition**:
  Class A                                                         623,953      11,614,157           --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         256,293       4,785,508           --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,871,114     146,770,808           --              --
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         240,465       4,199,593      223,596       4,399,200
----------------------------------------------------------------------------------------------------------------------
  Class B*                                                         59,674       1,031,441       14,140         277,225
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,685,888      63,875,426    3,067,888      60,325,811
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (1,589,802)    (32,114,838)    (266,823)     (5,484,230)
----------------------------------------------------------------------------------------------------------------------
  Class B*                                                       (211,198)     (4,154,695)     (10,191)       (209,632)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (14,205,464)   (280,402,871)  (5,531,566)   (114,890,208)
----------------------------------------------------------------------------------------------------------------------
                                                                1,601,792   $  13,821,867    4,067,527   $  80,424,328
======================================================================================================================

 * Class B shares commenced sales on March 3, 1998.

** On June 21, 1999, pursuant to a plan of reorganization and termination, AIM
   MultiFlex Fund ("MultiFlex Fund") transferred all of its assets to the Fund. The Fund assumed all of the liabilities of the MultiFlex Fund. Shareholders of the MultiFlex Fund were issued full and fractional shares of the applicable class of the Fund. The acquisition, which was approved by the shareholders of MultiFlex Fund on June 16, 1999, was accomplished by an exchange of 8,751,360 shares of the Fund for the 15,054,075 shares then outstanding of the MultiFlex Fund. Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or its shareholders. MultiFlex Fund's net assets, including $21,805,397 of unrealized appreciation, were combined with the Fund for total net assets after the acquisition of $892,863,343.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the three-year period ended December 31, 1999, for a share of Class B capital stock outstanding during the year ended December 31, 1999 and the period March 3, 1998 (date sales commenced) through December 31, 1998, and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1999.

                                                                         CLASS A(a)                    CLASS B
                                                              --------------------------------    -----------------
                                                               1999       1998       1997(b)       1999       1998
                                                              -------    -------     -------      -------    ------
Net asset value, beginning of period                          $ 20.06    $ 19.74     $ 16.63      $ 20.06    $20.69
------------------------------------------------------------  -------    -------     -------      -------    ------
Income from investment operations:
  Net investment income                                          0.46       0.39        0.41         0.31      0.22
------------------------------------------------------------  -------    -------     -------      -------    ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.68)      2.16        3.63        (0.66)     1.22
------------------------------------------------------------  -------    -------     -------      -------    ------
    Total from investment operations                            (0.22)      2.55        4.04        (0.35)     1.44
------------------------------------------------------------  -------    -------     -------      -------    ------
Less distributions:
  Dividends from net investment income                          (0.48)     (0.39)      (0.43)       (0.33)    (0.23)
------------------------------------------------------------  -------    -------     -------      -------    ------
  Distributions from net realized gains                         (1.79)     (1.84)      (0.50)       (1.79)    (1.84)
------------------------------------------------------------  -------    -------     -------      -------    ------
    Total distributions                                         (2.27)     (2.23)      (0.93)       (2.12)    (2.07)
------------------------------------------------------------  -------    -------     -------      -------    ------
Net asset value, end of period                                $ 17.57    $ 20.06     $ 19.74      $ 17.59    $20.06
============================================================  =======    =======     =======      =======    ======
Total return(c)                                                 (0.85)%    13.26%      24.60%       (1.50)%    7.25%
============================================================  =======    =======     =======      =======    ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $39,195    $46,286     $25,151      $10,076    $3,592
============================================================  =======    =======     =======      =======    ======
Ratio of expenses to average net assets(d)                       1.13%(e)   1.23%       1.45%        1.86%(e)  2.00%(f)
============================================================  =======    =======     =======      =======    ======
Ratio of net investment income to average net assets(g)          2.30%(e)   1.99%       2.34%        1.57%(e)  1.22%(f)
============================================================  =======    =======     =======      =======    ======
Portfolio turnover rate                                            55%        34%         17%          55%       34%
============================================================  =======    =======     =======      =======    ======


(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and for periods less than one year is not annualized.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.39%, 1.52% and 1.55% for 1999-1997 for Class A and 2.02% and 2.19% (annualized) for 1999-1998 for Class B.
(e) Ratios are based on average net assets of $45,548,558 and $9,130,498 for Class A and Class B, respectively.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.04%, 1.70% and 2.24% for 1999-1997 for Class A and 1.41% and 1.03%
     (annualized) for 1999-1998 for Class B.

                                                                                     CLASS C(a)
                                                              --------------------------------------------------------
                                                              1999(b)        1998       1997(b)      1996       1995
                                                              --------     --------     -------    --------   --------
Net asset value, beginning of period                          $  20.06     $  19.74     $  16.63   $  15.66   $  12.63
------------------------------------------------------------  --------     --------     --------   --------   --------
Income from investment operations:
  Net investment income                                           0.32         0.25         0.30       0.30       0.32
------------------------------------------------------------  --------     --------     --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.68)        2.14         3.60       1.81       3.09
------------------------------------------------------------  --------     --------     --------   --------   --------
    Total from investment operations                             (0.36)        2.39         3.90       2.11       3.41
------------------------------------------------------------  --------     --------     --------   --------   --------
Less distributions:
  Dividends from net investment income                           (0.33)       (0.23)       (0.29)     (0.29)     (0.32)
------------------------------------------------------------  --------     --------     --------   --------   --------
  Distributions from net realized gains                          (1.79)       (1.84)       (0.50)     (0.85)     (0.06)
------------------------------------------------------------  --------     --------     --------   --------   --------
    Total distributions                                          (2.12)       (2.07)       (0.79)     (1.14)     (0.38)
------------------------------------------------------------  --------     --------     --------   --------   --------
Net asset value, end of period                                $  17.58     $  20.06     $  19.74   $  16.63   $  15.66
============================================================  ========     ========     ========   ========   ========
Total return(c)                                                  (1.56)%      12.41%       23.64%     13.61%     27.30%
============================================================  ========     ========     ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $610,041     $670,256     $603,179   $489,918   $399,162
============================================================  ========     ========     ========   ========   ========
Ratio of expenses to average net assets(d)                        1.86%(e)     2.00%        2.20%      2.26%      2.28%
============================================================  ========     ========     ========   ========   ========
Ratio of net investment income to average net assets(f)           1.57%(e)     1.22%        1.59%      1.81%      2.28%
============================================================  ========     ========     ========   ========   ========
Portfolio turnover rate                                             55%          34%          17%        26%         5%
============================================================  ========     ========     ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.02% and 2.19% for 1999-1998.
(e) Ratios are based on average net assets of $696,773,444.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.41% and 1.03% for 1999-1998.

                       INDEPENDENT AUDITORS REPORT

                       The Board of Trustees and Shareholders of
                       AIM Advisor Flex Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Flex Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express and opinion on these financial statements and financial highlights based on our audits.
                            We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                            In our opinion, the 1999 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Flex Fund as of December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas


BOARD OF DIRECTORS                          OFFICERS                              OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                      11 Greenway Plaza
Chairman                                    Chairman                              Suite 100
A I M Management Group Inc.                                                       Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                             INVESTMENT ADVISOR
Director
ACE Limited;                                Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President and            Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                           Suite 100
COMSAT Corporation                          Gary T. Crum                          Houston, TX 77046
                                            Senior Vice President
Owen Daly II                                                                      SUB-ADVISOR
Director                                    Dana R. Sutton
Cortland Trust Inc.                         Vice President and Treasurer          INVESCO Capital Management, Inc.
                                                                                  1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                          Robert G. Alley                       Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;        Vice President
Formerly Vice Chairman, President and                                             TRANSFER AGENT
Chief Operating Officer,                    Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and    Vice President                        A I M Fund Services, Inc.
President, Mercantile Bankshares                                                  P.O. Box 4739
                                            Melville B. Cox                       Houston, TX 77210-4739
Jack Fields                                 Vice President
Chief Executive Officer                                                           CUSTODIAN
Texana Global, Inc.;                        Karen Dunn Kelley
Formerly Member                             Vice President                        State Street Bank and Trust Company
of the U.S. House of Representatives                                              225 Franklin Street
                                            Edgar M. Larsen                       Boston, MA 02110
Carl Frischling                             Vice President
Partner                                                                           COUNSEL TO THE FUND
Kramer, Levin, Naftalis & Frankel LLP       Mary J. Benson
                                            Assistant Vice President and          Ballard Spahr
Robert H. Graham                            Assistant Treasurer                   Andrews & Ingersoll, LLP
President and Chief Executive Officer                                             1735 Market Street
A I M Management Group Inc.                 Sheri Morris                          Philadelphia, PA 19103
                                            Assistant Vice President and
Prema Mathai-Davis                          Assistant Treasurer                   COUNSEL TO THE DIRECTORS
Chief Executive Officer, YWCA of the U.S.A.
                                            Renee A. Friedli                      Kramer, Levin, Naftalis & Frankel LLP
Lewis F. Pennock                            Assistant Secretary                   919 Third Avenue
Attorney                                                                          New York, NY 10022
                                            P. Michelle Grace
Louis S. Sklar                              Assistant Secretary                   DISTRIBUTOR
Executive Vice President
Hines Interests                             Nancy L. Martin                       A I M Distributors, Inc.
Limited Partnership                         Assistant Secretary                   11 Greenway Plaza
                                                                                  Suite 100
                                            Ofelia M. Mayo                        Houston, TX 77046
                                            Assistant Secretary
                                                                                  AUDITORS
                                            Lisa A. Moss
                                            Assistant Secretary                   KPMG LLP
                                                                                  700 Louisiana
                                            Kathleen J. Pflueger                  Houston, TX 77002
                                            Assistant Secretary

                                            Samuel D. Sirko
                                            Assistant Secretary

                                            Stephen I. Winer
                                            Assistant Secretary



(UNAUDITED)
REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Advisor Flex Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.656, $0.504 and $0.504 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1999. Of this amount, 50.66% is eligible for the dividends received deduction for corporations.

  The Fund also distributed long-term capital gains of $56,615,343 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the total ordinary dividends paid, 14.71% were for Class A, 13.07% for Class B and 13.07% for Class C shares were derived from U.S. Treasury obligations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                       MONEY MARKET FUNDS                        A I M Management Group Inc. has
AIM Aggressive Growth Fund                         AIM Money Market Fund                     provided leadership in the mutual
AIM Blue Chip Fund                                 AIM Tax-Exempt Cash Fund                  fund industry since 1976 and managed
AIM Capital Development Fund                                                                 approximately $160 billion in assets
AIM Constellation Fund(1)                          INTERNATIONAL GROWTH FUNDS                for more than 6.6 million
AIM Dent Demographic Trends Fund                   AIM Advisor International Value Fund      shareholders, including individual
AIM Large Cap Growth Fund                          AIM Asian Growth Fund                     investors, corporate clients and
AIM Mid Cap Equity Fund                            AIM Developing Markets Fund               financial institutions, as of
AIM Mid Cap Growth Fund                            AIM Euroland Growth Fund(4)               December 31, 1999.
AIM Mid Cap Opportunities Fund                     AIM European Development Fund                 The AIM Family of Funds--Registered
AIM Select Growth Fund                             AIM International Equity Fund             Trademark-- is distributed
AIM Small Cap Growth Fund(2)                       AIM Japan Growth Fund                     nationwide, and AIM today is the
AIM Small Cap Opportunities Fund(3)                AIM Latin American Growth Fund            eighth-largest mutual fund complex
AIM Value Fund                                     AIM New Pacific Growth Fund               in the United States in assets under
AIM Weingarten Fund                                                                          management, according to Strategic
                                                   GLOBAL GROWTH FUNDS                       Insight, an independent mutual fund
GROWTH & INCOME FUNDS                              AIM Global Aggressive Growth Fund         monitor.
AIM Advisor Flex Fund                              AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                       GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                                  AIM Global Growth & Income Fund
AIM Basic Value Fund                               AIM Global Utilities Fund
AIM Charter Fund
                                                   GLOBAL INCOME FUNDS
INCOME FUNDS                                       AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                             AIM Global Government Income Fund
AIM High Yield Fund                                AIM Global Income Fund
AIM High Yield Fund II                             AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund                   THEME FUNDS
AIM Limited Maturity Treasury Fund                 AIM Global Consumer Products and Services Fund
                                                   AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                              AIM Global Health Care Fund
AIM High Income Municipal Fund                     AIM Global Infrastructure Fund
AIM Municipal Bond Fund                            AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut            AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund                     AIM Global Trends Fund(6)



(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

[DALBAR LOGO APPEARS HERE]                                INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M  Distributors, Inc.
                                                                        LTD-AR-1